Exhibit 10.1

                     AMENDMENT NO. 3 TO EMPLOYMENT AGREEMENT


     AMENDMENT NO. 3 TO EMPLOYMENT AGREEMENT made as of the 8th day of November, 2001 by and between AEROFLEX INCORPORATED, a Delaware corporation (hereinafter the "Company") and HARVEY R. BLAU (hereinafter the "Executive").

                              W I T N E S S E T H:

     WHEREAS, the Company and Executive entered into an Employment Agreement dated March 1, 1999, as amended subsequently by Amendment Agreements dated September 1, 1999 and August 13, 2001(hereinafter the "Employment Agreement"); and

     WHEREAS, the Company and Executive desire to further modify the said Employment Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

               1. Paragraph 2(b) shall be amended and restated as follows, effective as of the date hereof:

                    "(b)  Employment Term.  The Employment Term shall commence on the Effective Date and shall terminate on June 30, 2007."

               2. Except as specifically provided in this Amendment, the Employment Agreement is in all other respects hereby ratified and confirmed without amendment.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.


                                          AEROFLEX INCORPORATED

                                          By: /s/ Michael Gorin
                                              Michael Gorin, President

                                              /s/ Harvey R. Blau
                                              Harvey R. Blau